Exhibit 10.44

AMENDMENT TO

SEVENTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDMENT TO SEVENTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Amendment”) is made as of [                    ], 2015. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Seventh Amended and Restated Limited Liability Company Agreement (as amended or modified from time to time in accordance with its terms, the “LLC Agreement”) of NMH Investment, LLC (the “Company”), dated as of September 16, 2014.

RECITALS

WHEREAS, Vestar Capital Partners V-A, L.P., a Cayman Islands exempted limited partnership (“VCP-A”), and Vestar Capital Partners V-B, L.P., a Cayman Islands exempted limited partnership (“VCP-B”), have been holders of Membership Interests in the Company since June 29, 2006 (the “Membership Date”);

WHEREAS, by their signature hereto, the Company and the Vestar Member (as defined in the LLC Agreement, without giving effect to this Amendment) are authorizing and approving this Amendment in accordance with Section 7.5 of the LLC Agreement in order to correct a prior scrivener’s error; and

WHEREAS, by their signature hereto, VCP-A and VCP-B are confirming again their acceptance of the terms and provisions of the LLC Agreement.

1. Consent to Amendment to the LLC Agreement. By executing this Amendment, the Company and the Vestar Member hereby consent to and approve the amendment of the LLC Agreement as set forth in Section 2 hereof.

2. Amendments to the LLC Agreement.

2.1. The preamble of the LLC Agreement is hereby amended and restated in its entirety to read as follows:

THIS SEVENTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as amended or modified from time to time in accordance with its terms, this “Agreement”) of NMH Investment, LLC (the “Company”), dated and effective as of September 16, 2014, is adopted by, and executed and agreed to, for good and valuable consideration, by and among Vestar Capital Partners V, L.P., a Cayman Islands exempted limited partnership (“VCP”), Vestar Capital Partners V-A, L.P., a Cayman Islands exempted limited partnership (“VCP-A”), Vestar Capital Partners V-B, L.P., a Cayman Islands exempted limited partnership (“VCP-B”), Vestar/NMH Investors, LLC, a Delaware limited liability company (“Vestar/NMH Investors” and together with VCP, VCP-A and VCP-B, the “Vestar Member”), and the other Persons listed as Members in the books and records of the Company as of the date hereof that have executed this Agreement, the First Amended and Restated Agreement, the Second

Amended and Restated Agreement, the Third Amended and Restated Agreement, the Fourth Amended and Restated Agreement, the Fifth Amended and Restated Agreement, the Sixth Amended and Restated Agreement or any counterparts thereof, and each other Person who becomes a Member in accordance with the terms of this Agreement. Any reference in this Agreement to the Vestar Member shall include its successors to the extent such successors have become substituted Members in accordance with the provisions of this Agreement.

2.2. A new Section 7.14 is hereby added to the LLC Agreement to read as follows:

Section 7.14 Treatment of Membership. The Company and the Members shall treat VCP-A and VCP-B as holders of Membership Interests in the Company from the Membership Date.

3. No Other Amendments. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment of any other term or condition of the LLC Agreement or any of the documents referred to therein. Whenever the LLC Agreement is referred to in the LLC Agreement or in any other agreements, documents or instruments, such reference shall be to the LLC Agreement as amended hereby. Except as expressly amended hereby, the terms and conditions of the LLC Agreement shall continue in full force and effect.

4. Joinder. By their signature hereto, VCP-A and VCP-B hereby confirm their acceptance of the terms and provisions of the LLC Agreement, effective as of the Membership Date, as an original party thereto.

5. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or electronic copy), none of which need to contain more than the signature of one party, each of which shall be an original and all of which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

NMH INVESTMENT, LLC

By:
Name:
Title:

VESTAR MEMBER:

VESTAR CAPITAL PARTNERS V, L.P.

By:	Vestar Associates V, L.P.
Its:	General Partner

By:	Vestar Managers V, Ltd.
Its:	General Partner

By:
Name:
Title:	Managing Director

VESTAR/NMH INVESTORS, LLC

By:
Name:
Title:

Signature Page to Amendment to Seventh Amended and Restated Limited Liability Company Agreement

VESTAR CAPITAL PARTNERS V-A, L.P.

By:	Vestar Associates V, L.P.
Its:	General Partner

By:	Vestar Managers V, Ltd.
Its:	General Partner

By:
Name:
Title:	Managing Director

VESTAR CAPITAL PARTNERS V-B, L.P.

By:	Vestar Associates V, L.P.
Its:	General Partner

By:	Vestar Managers V, Ltd.
Its:	General Partner

By:
Name:
Title:	Managing Director

Signature Page to Amendment to Seventh Amended and Restated Limited Liability Company Agreement